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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 1995

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                       HORIZON/CMS HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        1-9369                       91-1346899
(State or other jurisdiction     (Commission File Number)           (I.R.S. Employer
      of incorporation)                                            Identification No.)

            6001 INDIAN SCHOOL ROAD, N.E.
                      SUITE 530
                   ALBUQUERQUE, NM                                     87110
       (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (505) 881-4961

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ITEM 5.  OTHER EVENTS.

    On November 9, 1995, Horizon/CMS Healthcare Corporation ("Horizon") entered into (i) the Agreement and Plan of Merger, dated as of November 9, 1995, (the "Merger Agreement") by and among Horizon, Horizon PRSM Corporation, a wholly owned subsidiary of Horizon ("Merger Sub"), and Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific Rehab"); (ii) the Stock Option Agreement, dated as of March 31, 1995, by and among Horizon and Pacific Rehab (the "Stock Option Agreement"); and (iii) the Voting Agreement, dated as of March 31, 1995, between Horizon and certain stockholders of Pacific Rehab named therein (the "Voting Agreement"). The Merger Agreement, the Stock Option Agreement, the Voting Agreement and the joint press release of Horizon and Pacific Rehab, dated November 9, 1995 (the "Joint Press Release"), are filed as Exhibits 2.1, 2.2,
2.3 and 99 hereto, respectively, and are specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

2.1        Agreement and Plan of Merger, dated as of November 9, 1995, by and among Horizon,
            Merger Sub and Pacific Rehab.
2.2        Stock Option Agreement, dated as of November 9, 1995, by and among Horizon and
            Pacific Rehab.
2.3        Voting Agreement, dated as of November 9, 1995, between Horizon and the stockholders of Pacific Rehab named therein.
99         Joint Press Release.

                                       1
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf to the undersigned, thereunto duly authorized.

Date: November 20, 1995

                                          HORIZON/CMS HEALTHCARE CORPORATION

                                          By: ______/s/_Ernest A. Schofield_____
                                                     Ernest A. Schofield
                                                  Senior Vice President and
                                                   Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

 EXHIBIT                                                                                                SEQUENTIAL
 NUMBER                                      DESCRIPTION OF EVENTS                                      PAGE NUMBER
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
2.1        Agreement and Plan of Merger, dated as of November 9, 1995, by and among Horizon/CMS
           Healthcare Corporation, Horizon PRSM Corporation and Pacific Rehabilitation & Sports
           Medicine, Inc.
2.2        Stock Option Agreement, dated as of November 9, 1995, by and among Horizon/CMS Healthcare
           Corporation and Pacific Rehabilitation & Sports Medicine, Inc.
2.3        Voting Agreement, dated as of March 31, 1995, between Horizon/CMS Healthcare Corporation and the stockholders of Pacific Rehabilitation & Sports Medicine, Inc. named therein.
99         Joint Press Release of Horizon/CMS Healthcare Corporation and Pacific Rehabilitation &
           Sports Medicine, Inc., dated March 31, 1995.